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                                                                   EXHIBIT 10.11

                                  FSB AGREEMENT
                                  -------------

         THIS FSB AGREEMENT (the "Agreement") is effective as of October 2, 2001 among First Savings Bank, FSB, Arlington, Texas ("FSB"), Richard J. Driscoll ("Driscoll"), U S Home Systems, Inc., a Delaware corporation, ("Parent") and Corporate Stock Transfer, Denver, Colorado ("Escrow Agent").

                                    RECITALS

         WHEREAS, the Company, the Shareholders, Parent and Sub have entered into an Agreement and Plan of Merger relating to the merger of Sub with and into the Company with the Company remaining as the Surviving Company (the "Merger Agreement");

         WHEREAS, the Shareholders have agreed to indemnify Parent and certain others (the "Indemnitees") pursuant to Section 8.2(a) of the Merger Agreement;

         WHEREAS, the Company, the Shareholders, Parent and Escrow Agent have entered into an Escrow Agreement providing for the holding and disbursement of the Escrowed Shares to satisfy the Shareholders' indemnification obligations, if any;

         WHEREAS, capitalized terms in this Agreement shall have the same meanings as defined in the Merger Agreement and the Escrow Agreement;

         WHEREAS, FSB, Driscoll, Parent and Escrow Agent desire to set forth their agreement regarding the holding and release of Escrowed Shares in the event of certain claims being made;

         NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

         1. Notwithstanding any other provision of the Merger Agreement or the Escrow Agreement, Parent expressly agrees, for itself and any other Indemnitee under Article VIII of the Merger Agreement, FSB and Driscoll shall have no obligation to indemnify Parent or any other Indemnitee against Loss arising from or related to any claim made by Paula M. Borschow relating to transactions between James D. Borschow and Paula M. Borschow involving the securities of the Company, its predecessors and successors, or as a result of the Merger and the transactions contemplated by the Merger Agreement (a "Borschow Claim").

         2. Neither of FSB's nor Driscoll's Shareholder Percentage of the Escrowed Shares shall be released to Parent in satisfaction of a Borschow Claim. Parent expressly agrees that a Borschow Claim shall not constitute an Indemnifiable Claim with respect to FSB and Driscoll. Escrow Agent shall not accept written notice of a Borschow Claim as written notice of a Indemnifiable Claim with respect to FSB and Driscoll.

         3. In the event that a conflict exists between the provisions of this Agreement, the Merger Agreement and the Escrow Agreement, the parties expressly agree that the terms of this Agreement shall control.

FSB AGREEMENT - Page 1

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         EXECUTED effective as of the date first above written.

                                      FSB:

                                      FIRST SAVINGS BANK, FSB


                                      By:    /s/ Richard Driscoll
                                         --------------------------------------
                                      Its: President
                                      301 South Center Street, Suite 120
                                      Arlington, Texas 76010


                                      DRISCOLL:


                                             /s/ Richard Driscoll
                                      -----------------------------------------
                                      Richard Driscoll
                                      2044 Greenwood Lane
                                      Roanoke, Texas 76262


                                      PARENT:

                                      U.S. HOME SYSTEMS, INC.


                                      By:    /s/ Murray Gross
                                         --------------------------------------
                                          Murray Gross, President


                                      ESCROW AGENT:

                                      CORPORATE STOCK TRANSFER


                                      By:    /s/ Carolyn Bell
                                         --------------------------------------
                                          Carolyn Bell, President

FSB AGREEMENT - Page 2